Exhibit 99.1

Inseego Reports First Quarter 2022 Financial Results
5G revenue growth of 142% year-over-year
5G and software solutions reflect 67% of total revenue, up 68% year-over-year
Large enterprise customers starting deployments of 5G enterprise solutions

SAN DIEGO—May 4, 2022—Inseego Corp. (Nasdaq: INSG) (the “Company”), a leader in 5G and intelligent IoT device-to-cloud solutions, today reported its results for the first quarter ended March 31, 2022. The Company reported first quarter net revenue of $61.4 million, GAAP operating loss of $21.8 million, GAAP net loss of $25.9 million, GAAP net loss of $0.24 per share, adjusted EBITDA of negative $3.3 million, and non-GAAP net loss of $0.11 per share. Cash and cash equivalents at quarter end, including restricted cash, was $45.2 million.
“Inseego delivered solid results in the quarter, and we are pleased with our execution, especially in the current global supply chain environment,” said Ashish Sharma, CEO of Inseego. “We continue to be the 5G partner of choice for carriers in North America and a growing number of international markets. Importantly, we are making very good progress with large enterprise customers in multiple verticals, and are confident in achieving our objective to be the leading 5G solutions provider for the enterprise market.”
Business Highlights
–5G revenue up 142% year-over-year
–Continued market expansion
–5G MiFi® M2000 launch with Zain KSA in Saudi Arabia
–5G MiFi® M2000 launch with Telus in Canada
–Inseego Wavemaker™ 5G outdoor CPE FW2010e launch with UScellular in April 2022
–Multiple 5G FWA solutions now certified with T-Mobile, Verizon, and AT&T including FirstNet®
–Won a new 5G carrier customer in the Nordic region
–Several enterprises commencing sizeable deployments of Inseego 5G enterprise solutions
–Numerous 5G deployments of next generation devices slated for second half of 2022

Corporate Highlights

–Chuck Becher appointed SVP and GM of Carrier Solutions

“We achieved solid financial results in the first quarter, driving strong double-digit revenue growth. This growth reflects the ongoing demand across our portfolio of cloud-managed 5G fixed and mobile solutions,” said Bob Barbieri, chief financial officer of Inseego. “Our gross margin improved from the previous quarter reflecting a higher mix of 5G products and continued execution in managing our supply chain.”

Conference Call Information

Inseego will host a conference call and live webcast for analysts and investors today at 4:30 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

•Online, visit https://investor.inseego.com/events-presentations
•Phone-only participants can pre-register by navigating to https://dpregister.com/sreg/10163571/f132f90e85
•Those without internet access or unable to pre-register may dial-in by calling:
◦In the United States, call 1-844-282-4463
◦International parties can access the call at 1-412-317-5613

An audio replay of the conference call will be available beginning one hour after the call through May 18, 2022. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 5587893 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is an industry leader in smart device-to-cloud solutions that extend the 5G network edge, enabling broader 5G coverage, multi-gigabit data speeds, low latency and strong security to deliver highly reliable internet access. Our innovative mobile broadband, fixed wireless access (FWA) solutions, and software platform incorporate the most advanced technologies (including 5G, 4G LTE, Wi-Fi 6 and others) into a wide range of products that provide robust connectivity indoors, outdoors and in the harshest industrial environments. Designed and developed in the USA, Inseego products and SaaS solutions build on the company’s patented technologies to provide the highest quality wireless connectivity for service providers, enterprises, and government entities worldwide. www.inseego.com #Putting5GtoWork

©2022. Inseego Corp. All rights reserved. The Inseego name and logo, MiFi and Inseego Wavemaker are registered trademarks and trademarks of Inseego Corp. Other company, product or service names mentioned herein are the trademarks of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability and supply chain challenges on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues and accounts receivable; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, and (16) the potential impact of COVID-19 on the business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to the Company’s 2025 Notes, fair value adjustments on derivative instruments, a one-time prior period adjustment related to unamortized debt discount and loss on debt extinguishment relating to the Company’s 2022 Notes, and other non-recurring legal expenses. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the 2025 Notes), foreign exchange gains and losses, and other.

Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.

The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of these non-GAAP financial measures also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp.
Media Contact:
Anette Gaven
+1 (619) 993-3058
Anette.Gaven@inseego.com

Investor Relations Contact:
Kevin Liu
(626) 657-0013
Investor.Relations@inseego.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Net revenues:
IoT & Mobile Solutions	$54,505	$42,959
Enterprise SaaS Solutions	6,879	14,638
Total net revenues	61,384	57,597
Cost of net revenues:
IoT & Mobile Solutions	42,903	33,442
Enterprise SaaS Solutions	3,233	5,682
Total cost of net revenues	46,136	39,124
Gross profit	15,248	18,473
Operating costs and expenses:
Research and development	18,560	14,555
Sales and marketing	9,773	11,004
General and administrative	8,238	8,644
Amortization of purchased intangible assets	444	466
Total operating costs and expenses	37,015	34,669
Operating loss	(21,767)	(16,196)
Other (expense) income:
Loss on debt conversion and extinguishment, net	(450)	(432)
Interest expense, net	(2,923)	(1,845)
Other (expense) income, net	(405)	1,735
Loss before income taxes	(25,545)	(16,738)
Income tax (benefit) provision	(322)	221
Net loss	(25,223)	(16,959)
Less: Net income attributable to noncontrolling interests	—	(214)
Net loss attributable to Inseego Corp.	(25,223)	(17,173)
Series E preferred stock dividends	(661)	(867)
Net loss attributable to common stockholders	$(25,884)	$(18,040)
Per share data:
Net loss per common share:
Basic and diluted	$(0.24)	$(0.18)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted	105,649,419	101,370,433

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$41,520	$46,474
Restricted cash	3,661	3,338
Accounts receivable, net	21,723	26,781
Inventories	37,474	37,402
Prepaid expenses and other	10,944	13,624
Total current assets	115,322	127,619
Property, plant and equipment, net	7,828	8,102
Rental assets, net	4,713	4,575
Intangible assets, net	46,318	46,995
Goodwill	21,922	20,336
Right-of-use assets, net	7,699	7,839
Other assets	378	377
Total assets	$204,180	$215,843
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$40,096	$48,577
Accrued expenses and other current liabilities	32,485	26,253
Total current liabilities	72,581	74,830
Long-term liabilities:
2025 Notes, net	157,629	157,866
Deferred tax liabilities, net	1,051	852
Other long-term liabilities	7,109	7,149
Total liabilities	238,370	240,697
Commitments and contingencies
Stockholders’ deficit:
Preferred stock	—	—
Common stock	107	105
Additional paid-in capital	784,267	770,619
Accumulated other comprehensive loss	(5,633)	(8,531)
Accumulated deficit	(812,931)	(787,047)
Total stockholders’ deficit	(34,190)	(24,854)
Total liabilities and stockholders’ deficit	$204,180	$215,843

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(25,223)	$(16,959)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,243	6,230
Fair value adjustment on derivative instrument	(609)	(1,951)
Provision for bad debts, net of recoveries	(14)	101
Provision for excess and obsolete inventory	247	(173)
Share-based compensation expense	11,199	9,098
Amortization of debt discount and debt issuance costs	1,650	374
Loss on debt conversion and extinguishment, net	450	432
Deferred income taxes	189	326
Right-of-use assets	342	512
Other	—	107
Changes in assets and liabilities, net of effects of divestiture:
Accounts receivable	5,477	2,668
Inventories	(355)	(5,414)
Prepaid expenses and other assets	2,701	1,198
Accounts payable	(10,400)	(1,937)
Accrued expenses, income taxes, and other	6,819	6,898
Operating lease liabilities	(354)	(537)
Net cash (used in) provided by operating activities	(638)	973
Cash flows from investing activities:
Acquisition of noncontrolling interest	—	(116)
Purchases of property, plant and equipment	(763)	(1,324)
Proceeds from the sale of property, plant and equipment	—	21
Additions to capitalized software development costs	(3,127)	(7,977)
Net cash used in investing activities	(3,890)	(9,396)
Cash flows from financing activities:
Net borrowing of bank and overdraft facilities	(54)	263
Principal payments under finance lease obligations	(62)	—
Proceeds from a public offering, net of issuance costs	—	29,428
Principal repayments on financed other assets	(1,007)	(1,237)
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	63	1,093
Net cash (used in) provided by financing activities	(1,060)	29,547
Effect of exchange rates on cash	957	(1,589)
Net (decrease) increase in cash, cash equivalents and restricted cash	(4,631)	19,535
Cash, cash equivalents and restricted cash, beginning of period	49,812	40,015
Cash, cash equivalents and restricted cash, end of period	$45,181	$59,550

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31, 2022
	Net Loss	Net Loss Per Share
GAAP net loss attributable to common shareholders	$(25,884)	$(0.24)
Adjustments:
Preferred stock dividends(a)	661	0.01
Share-based compensation expense	11,199	0.10
Purchased intangibles amortization	564	0.01
Debt discount and issuance costs amortization(b)	1,650	0.02
Fair value adjustment on derivative instrument(c)	(609)	(0.01)
Loss on debt conversion and extinguishment(d)	450	—
Other(e)	(109)	—
Non-GAAP net loss	$(12,078)	$(0.11)

(a)     Includes accrued dividends on Series E Preferred Stock.
(b)    Includes the debt discount and issuance costs amortization related to the 2025 Notes and a one-time prior period adjustment.
(c)    Includes the fair value adjustment related to the Company’s interest make-whole derivative instrument.
(d)    Includes the loss on debt conversion and extinguishment related to prior period as a result of a one-time adjustment.
(e)    Primarily includes a benefit recorded related to non-recurring legal settlements.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended March 31, 2022
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense	Purchased intangibles amortization	Non-GAAP
Cost of net revenues	$46,136	$1,415	$120	$44,601
Operating costs and expenses:
Research and development	18,560	4,070	—	14,490
Sales and marketing	9,773	2,043	—	7,730
General and administrative	8,238	3,671	—	4,567
Amortization of purchased intangible assets	444	—	444	—
Total operating costs and expenses	$37,015	$9,784	$444	$26,787
Total		$11,199	$564

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Adjusted EBITDA
(In thousands)
(Unaudited)

Three Months Ended March 31, 2022
GAAP net loss attributable to common shareholders	(25,884)
Preferred stock dividends(a)	661
Income tax provision	(322)
Depreciation and amortization	7,243
Share-based compensation expense	11,199
Fair value adjustment of derivative(b)	(609)
Interest expense, net(c)	2,923
Loss on debt conversion and extinguishment(d)	450
Other(e)	1,059
Adjusted EBITDA	$(3,280)

(a)    Includes accrued dividends on Series E Preferred Stock.
(b)    Includes the fair value adjustment related to the Company’s interest make-whole derivative instrument.
(c)    Includes interest expense including debt discount and issuance costs amortization related to the 2025 Notes and a one-time prior period adjustment.
(d)    Includes the loss on debt conversion and extinguishment related to prior period as a result of a one-time adjustment.
(e)    Includes a benefit recorded related to non-recurring legal settlement and foreign exchange gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
IoT & Mobile Solutions	$54,505	$66,214	$56,975	$51,836	$42,959
Enterprise SaaS Solutions	6,879	6,678	9,242	13,857	14,638
Total net revenues	$61,384	$72,892	$66,217	$65,693	$57,597